AVOCENT CORPORATION

                      2008 INDUCEMENT EQUITY INCENTIVE PLAN


      1. Purposes of the Plan. The purposes of this Plan are:

            o to provide a material inducement for the best available employees to join the Company, and

            o     to promote the success of the Company's business.

            The Plan permits the grant of Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Deferred Stock Units and Dividend Equivalents as the Administrator may determine.

      2. Definitions. As used herein, the following definitions will apply:

            (a) "Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

            (b) "Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

            (c) "Award" means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Deferred Stock Units and Dividend Equivalents as the Administrator may determine.

            (d) "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

            (e) "Awarded Stock" means the Common Stock subject to an Award.

            (f) "Board" means the Board of Directors of the Company.

            (g) "Change of Control" means the occurrence of any of the following events:

                     (i) Any person (other than the Company) or more than one person acting as a group (a "Person") acquires beneficial ownership of the Company's securities and is or thereby becomes a beneficial owner of securities entitling such Person to exercise twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding stock. For purposes of this Plan, "beneficial ownership" shall be determined in accordance with Regulation 13D under the Securities Exchange Act of 1934, or any similar successor regulation or rule; and the term "Person" shall include any natural person, corporation, partnership, trust or association, or any group or combination thereof, whose ownership of the Company's securities would be required to be reported under such Regulation 13D, or any similar successor regulation or rule.

                     (ii) Within any twenty-four (24) month period, the individuals who were Directors at the beginning of any such period, together with any other Directors first elected as directors of the Company pursuant to nominations approved or ratified by at least two-thirds (2/3) of the Directors in office immediately prior to any such election, cease to constitute a majority of the Board.

                     (iii) The closing of any transaction involving:

                        a) any consolidation, merger, or other
reorganization of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company common stock would be converted into cash, securities or other property, other than a merger, consolidation, or other reorganization of the Company in which the holders of the Company's common stock immediately prior to the merger or consolidation have substantially the same proportionate ownership and voting control of the surviving corporation immediately after the merger or consolidation; or

                        b) any sale, lease, exchange, liquidation or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

      Notwithstanding subsection 2(g)(iii)(a) and 2(g)(iii)(b) above, the term "Change of Control" shall not include a consolidation, merger, or other reorganization if upon consummation of such transaction all of the outstanding voting stock of the Company is owned, directly or indirectly, by a holding company, and the holders of the Company's common stock immediately prior to the transaction have substantially the same proportionate ownership and voting control of such holding company after such transaction.

            (h) "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

            (i) "Committee" means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or the compensation committee of the Board, in accordance with Section 4 hereof.

            (j) "Common Stock" means the common stock of the Company.

            (k) "Company" means Avocent Corporation, a Delaware corporation, or any successor thereto.

            (l) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.


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            (m) "Deferred Stock Unit" means a deferred stock unit Award granted to a Participant pursuant to Section 11.

            (n) "Director" means a member of the Board.

            (o) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code, provided that the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

            (p) "Dividend Equivalent" means a credit, payable in cash, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant. Unless otherwise determined by the Administrator, the Dividend Equivalent for each Share subject to an Award will only be paid to a Participant on the vesting date for such Share or such other date as may be required by Applicable Laws.

            (q) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

            (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (s) "Exchange Program" means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

            (t) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

                     (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") System, the Fair Market Value of a Share of Common Stock will be the closing sales price for such stock as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination (or, if no closing sales price is reported for the relevant date, on the last trading day for which a closing sales price is reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                     (ii) If the Common Stock is quoted on the Nasdaq
System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or


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                     (iii) In the absence of an established market for the
Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

            (u) "Incentive Stock Option" means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (v) "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

            (w) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (x) "Option" means a stock option granted pursuant to Section 6 of the Plan. An option under this Plan will only be a Nonstatutory Stock Option.

            (y) "Outside Director" means a Director who is not an Employee.

            (z) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (aa) "Participant" means the holder of an outstanding Award.

            (bb) "Performance Share" means a performance share Award granted to a Participant pursuant to Section 10.

            (cc) "Performance Unit" means a performance unit Award granted to a Participant pursuant to Section 10.

            (dd) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

            (ee) "Plan" means this 2008 Inducement Equity Incentive Plan.

            (ff) "Restricted Stock" means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan.

            (gg) "Restricted Stock Unit" means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to
Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.


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            (hh) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

            (ii) "Section 16(b)" means Section 16(b) of the Exchange Act.

            (jj) "Section 409A" means Section 409A of the Code and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

            (kk) "Service Provider" means an Employee, Director, or Consultant.

            (ll) "Share" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

            (mm) "Stock Appreciation Right" means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

            (nn) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan.

            (a) Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is Three Hundred Fifty Thousand (350,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

            (b) Full Value Awards. Any Shares subject to Awards other than Options or Stock Appreciation Rights will be counted against the numerical limits of this Section 3 as two (2) Shares for every one (1) Share subject thereto. Further, if Shares acquired pursuant to any such Award are forfeited or repurchased by the Company and would otherwise return to the Plan pursuant to
Section 3(c), two (2) times the number of Shares so forfeited or repurchased will return to the Plan and will again become available for issuance

            (c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program or, with respect to Restricted Stock, Restricted Stock Units or Performance Shares, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units or Performance Shares are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the withholding tax related to an Award or to pay for the exercise price of an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Any payout of Performance Units or Dividend Equivalents, because they are payable only in cash, will not reduce the number of Shares available for issuance under the Plan. Conversely, any forfeiture of Performance Units or Dividend Equivalents will not increase the number of Shares available for issuance under the Plan.


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            (d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

      4. Administration of the Plan.

            (a)   Procedure.

                     (i) Multiple Administrative Bodies. Different
Committees with respect to different groups of Service Providers may administer the Plan.

                     (ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

                     (iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

                     (i) to determine the Fair Market Value;

                     (ii) to select the Employees to whom Awards may be granted hereunder;

                     (iii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

                     (iv) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

                     (v) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for preferred tax treatment under applicable foreign laws;

                     (vi) to modify or amend each Award (subject to Section 20(b) of the Plan);


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


                     (vii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

                     (viii) to determine whether Dividend Equivalents will be granted in connection with another Award;

                     (ix) to determine the terms and conditions of an Exchange Program and with the approval of the Company's stockholders, to institute an Exchange Program;

                     (x) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

                     (xi) to approve forms of agreements for use under the Plan;

                     (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

      5. Eligibility. Awards may be granted to Employees so long as the following requirements are met: (a) the Employee was not previously an Employee or Director, or the Employee is returning to the employment of the Company following a bona-fide period of non-employment; and (b) the grant of an Award under the Plan is a material inducement to the Employee's decision to enter into the employment of the Company. Notwithstanding the foregoing, an Employee may be granted an Award in connection with a merger, acquisition or similar transaction, to the extent permitted by the Nasdaq rules governing stockholder approval of inducement equity compensation plans.

      6. Stock Options.

            (a) Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof.

            (b) Option Exercise Price and Consideration.

                     (i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.


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


                     (ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

                     (iii) Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws. Such consideration may consist of, without limitation, (1) cash, (2) check, (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised and provided that accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (6) by net exercise, (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

            (c) Exercise of Option.

                     (i) Procedure for Exercise; Rights as a
Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

                  An Option will be deemed exercised when the Company receives:
(i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

                     (ii) Termination of Relationship as a Service
Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's termination as the result of the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.


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


                     (iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

                     (iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

                     (v) Other Termination. A Participant's Award
Agreement may also provide that if the exercise of the Option following the termination of Participant's status as a Service Provider (other than upon the Participant's death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the 10th day after the last date on which such exercise would result in such liability under
Section 16(b), but in no event later than the original full term of the Option. Finally, a Participant's Award Agreement may also provide that if the exercise of the Option following the termination of the Participant's status as a Service Provider (other than upon the Participant's death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of three (3) months after the termination of the Participant's status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.


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      7. Stock Appreciation Rights.

            (a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Employees at any time and from time to time as will be determined by the Administrator, in its sole discretion.

            (b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Employee.

            (c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

            (d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

            (e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(c) also will apply to Stock Appreciation Rights.

            (f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

                     (i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

                     (ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

                     (iii) At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof, as specified in the Award Agreement.

      8. Restricted Stock.

            (a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Employees in such amounts as the Administrator, in its sole discretion, will determine.

            (b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.


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


            (c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

            (d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

            (e) Removal of Restrictions. Except as otherwise provided in this
Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

            (f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

            (g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

            (h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

      9. Restricted Stock Units.

            (a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to
Section 9(d), may be left to the discretion of the Administrator.

            (b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or status as a Service Provider), or any other basis determined by the Administrator in its discretion. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.


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            (c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

            (d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

            (e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

      10. Performance Units and Performance Shares.

            (a) Grant of Performance Units and Performance Shares. Performance Units and Performance Shares may be granted to Employees at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Shares subject to a Performance Unit and/or Performance Shares granted to each Participant. Each Award of Performance Units or Performance Shares will be evidenced by an Award Agreement that will specify the vesting criteria and such other terms and conditions as the Administrator, in its sole discretion, will determine.

            (b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant and will represent an unfunded and unsecured obligation of the Company. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

            (c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions, which, depending on the extent to which the objectives or other criteria are met, will determine the number of Performance Units or Performance Shares, as applicable, that will be paid out. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or status as a Service Provider), or any other basis determined by the Administrator in its discretion.

            (d) Earning of Performance Units and Performance Shares. After the applicable performance period has ended, the holder of Performance Units or Performance Shares, as applicable, will be entitled to receive a payout of the number of Performance Units or Performance Shares, as applicable, earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit or Performance Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Units or Performance Share, as applicable.

            (e) Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units or Performance Shares, as applicable, will be made as soon as practicable after the expiration of the applicable performance period. The Administrator, in its sole discretion, may pay earned Performance Shares and Performance Units in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares or Performance Units, as applicable, at the close of the applicable performance period) or in a combination thereof.

            (f) Cancellation of Performance Units and Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units and Performance Shares will be forfeited to the Company, and again will be available for grant under the Plan.

      11. Deferred Stock Units. Deferred Stock Units shall consist of a Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred Stock Units will remain subject to the claims of the Company's general creditors until distributed to the Participant.

      12. Leaves of Absence; Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.

      13. Part-Time Service. Unless the Administrator provides otherwise or except as otherwise required by Applicable Laws, any service-based vesting of Awards granted hereunder will be extended on a proportionate basis in the event an Employee transitions to a work schedule under which they are customarily scheduled to work on less than a full-time basis, or if not on a full-time work schedule, to a schedule requiring fewer hours of service. Such vesting will be proportionately re-adjusted prospectively in the event that the Employee subsequently becomes regularly scheduled to work additional hours of service.

      14. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate; provided, however, that in no event may an Award be transferred to a third party for value, without the prior approval of the Company's stockholders.

      15. Adjustments; Dissolution or Liquidation; Merger or Change of Control.

            (a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

            (c) Merger or Change of Control. In the event of a merger or Change of Control, each outstanding Award will be treated as the Administrator determines without a Participant's consent, including, without limitation, that
(i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant's Awards will terminate immediately prior to the consummation of such merger or Change of Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change of Control, and, to the extent the Administrator determines, terminate upon the effectiveness of such merger of Change of Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection 15(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

            In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change of Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

            For the purposes of this subsection 15(c), an Award will be considered assumed if, following the merger or Change of Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

            Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change of Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

            Notwithstanding anything in this Section 15(c) to the contrary, if a payment under an Award Agreement is subject to Section 409A and if the change of control definition contained in the Award Agreement does not comply with the definition of "change of control" for purposes of a distribution under Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under
Section 409A.

      16.   Tax Withholding

            (a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

            (b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, provided the delivery of such Shares will not result in any (or additional) adverse accounting consequences as the Administrator in its sole discretion determines, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

      17. No Employment Rights. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant's relationship as an Employee or other Service Provider, nor will they interfere in any way with the Participant's right or the Company's or Parent's or Subsidiary's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

      18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

      19. Term of Plan. The Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 20 of the Plan.

      20. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

            (b) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

      21. Conditions Upon Issuance of Shares.

            (a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the exercise or payout of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise or payout that the Shares are being purchased or received only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      22. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

                               AVOCENT CORPORATION

                      2008 INDUCEMENT EQUITY INCENTIVE PLAN

                  NOTICE OF GRANT OF RESTRICTED STOCK UNITS

      Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant of Restricted Stock Units.

      You have been granted the number of Restricted Stock Units set forth on the Notice of Grant of Award and Award Agreement (the "Cover Page") to which this Notice of Grant of Restricted Stock Units is attached. Each such Unit is equivalent to one Share of Common Stock of the Company for purposes of determining the number of Shares subject to this Award. None of the Restricted Stock Units will be issued (nor will you have the rights of a stockholder with respect to the underlying shares) until the vesting conditions described below are satisfied. Additional terms of this grant are as follows:

      The Vesting Schedule for your Award is set forth on the Cover Page, and [INSERT VESTING SCHEDULE], provided you are employed as a Service Provider by the Company or a Parent or Subsidiary of the Company on each such date. [Notwithstanding the foregoing, all Restricted Stock Units awarded to you shall be deemed and treated as fully earned and the vesting of all such Restricted Stock Units shall be deemed and treated as fully accelerated to the same extent and on the same terms and conditions as provided in [any employment agreement entered into on or prior to the date of grant of this Award] [OR] [the employment agreement dated [__________]] by and between you and the Company (or any of its Subsidiaries).] [OR [ADD OTHER VESTING ACCELERATION PROVISION]] [BRACKETED PROVISION TO BE INCLUDED FOR GRANTS WITH VESTING ACCELERATION AS APPROPRIATE.]

      You acknowledge and agree that this agreement and the vesting schedule set forth herein does not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere with your right or the Company's right to terminate your relationship as a Service Provider at any time, with or without cause.

      You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award.

      By your signature and the signature of the Company's representative on the Cover Page, you and the Company agree that the Cover Page, this Notice of Grant of Restricted Stock Units, the form of Restricted Stock Unit Agreement attached as Exhibit A hereto, and the 2008 Inducement Equity Incentive Plan constitute your entire agreement with respect to this Award and may not be modified adversely to your interest except by means of a writing signed by the Company and you.

                                                                       EXHIBIT A
                                                                       ---------

                               AVOCENT CORPORATION

                      2008 INDUCEMENT EQUITY INCENTIVE PLAN

                         RESTRICTED STOCK UNIT AGREEMENT

      1. Grant. The Company hereby grants to the Employee an award of Restricted Stock Units ("RSUs"), as set forth in the Notice of Grant of Restricted Stock Units and subject to the terms and conditions in this Agreement and the Company's 2008 Inducement Equity Incentive Plan (the "Plan"). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Agreement.

      2. Company's Obligation. Each RSU represents the right to receive a Share on the vesting date (or at such later time indicated in this Agreement). Unless and until the RSUs vest in the manner set forth in paragraph 3 or Section 15 of the Plan, the Employee will have no right to receive Shares under such RSUs. Prior to actual distribution of Shares pursuant to any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

      3. Vesting Schedule and Issuance of Shares.

            (a) Subject to paragraphs 4 and 11, and Section 15 of the Plan, the RSUs awarded by this Agreement will vest as to the number of RSUs, and on the dates shown, on the Notice of Grant (each a "Vesting Date"), [In addition, the RSUs awarded under this Agreement will be subject to any vesting of some or all of the RSUs awarded by this Agreement to the same extent and on the same terms and conditions as provided in [any employment agreement entered into on or prior to the date of grant of this Award] [OR] [the employment agreement dated [_______]]by and between Employee and the Company (or any of its Subsidiaries),] [OR [ADD OTHER VESTING ACCELERATION PROVISION]] but only if the Employee will have been continuously a Service Provider from the date the RSUs awarded by this Agreement were granted until the date such vesting occurs. If the Employee is not a Service Provider on such date(s), the Award shall terminate, as set forth in paragraph 4. [BRACKETED PROVISION TO BE INCLUDED FOR AWARDS WITH ACCELERATED VESTING AS APPROPRIATE.]

            (b) As soon as practical upon or following each Vesting Date (but, except as provided in this Agreement, in no event later than two and one-half (2 1/2) months following the end of the Company's taxable year in which the applicable Vesting Date occurs), one Share shall be issued for each RSU that vests on such Vesting Date, subject to the terms and provisions of the Plan and this Agreement.

            (c) (i) If the Administrator, in its discretion, accelerates the vesting of the balance, or some lesser portion of the balance, of the Award, the payment of such accelerated portion of the Award shall be made as soon as practicable after the new vesting date, but, except as provided in this Agreement, in no event later than two and one-half (2 1/2) months following the end of the Company's taxable year in which the applicable Vesting Date occurs; provided, however, if the Award is "deferred compensation" within the meaning of
Section 409A, the payment of such accelerated portion of the Award nevertheless shall be made at the same time or times as if such Award had vested in accordance with the vesting schedule set forth in paragraph 3(a), including any necessary application of paragraph 8 (whether or not the Employee remains employed by the Company or a Parent or Subsidiary of the Company as of such date(s)), unless an earlier payment date, in the judgment of the Administrator, would not cause the Employee to incur an additional tax under Section 409A, in which case, payment of such accelerated Award shall be made within two and one-half (2 1/2) months following the earliest permissible payment date that would not cause the Employee to incur an additional tax under Section 409A, subject to paragraph 8 with respect to specified employees. Notwithstanding the foregoing, any delay in payment pursuant to this paragraph 3(c) will cease upon the Employee's death and such payment will be made as soon as practicable after the date of Employee's death. For purposes of this Agreement, "Section 409A" means Section 409A of the Internal Revenue Code of 1986, as amended, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

                  (ii) If the vesting of all or a portion of this Award accelerates pursuant to Section 15(c) of the Plan in the event of a Change of Control that is not a "change in control" within the meaning of Section 409A, the timing of payment rules that apply to discretionary accelerations under paragraph 3(c)(i) shall also apply.

            (d) No fractional Shares shall be issued under this Agreement.

      4. Forfeiture upon Termination as Service Provider. Except as provided in paragraph 3, if the Employee terminates service as a Service Provider for any or no reason prior to vesting, the unvested RSUs awarded by this Agreement will thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company and the Employee's right to acquire any Shares hereunder will immediately terminate.

      5. Payments after Death. Any distribution or delivery to be made to the Employee under this Agreement will, if the Employee is then deceased, be made to the administrator or executor of the Employee's estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

      6. Withholding of Taxes. The Company (or the employing Parent or Subsidiary) will withhold from the number of Shares otherwise issuable under this Award a number of Shares that have an aggregative market value sufficient to pay the minimum statutorily required federal, state and local tax withholding obligations, unless the Company, in its sole discretion, requires the Employee to make alternate arrangements satisfactory to the Company for such withholdings in advance of the arising of any withholding obligations. Shares will be valued at their Fair Market Value when the taxable event occurs. The number of Shares withheld pursuant to this paragraph 6 will be rounded up to the nearest whole Share, with no refund provided for any value of the Shares withheld in excess of the tax obligation as a result of such rounding, all pursuant to such procedures as the Administrator may specify from time to time.

      Notwithstanding any contrary provision of this Agreement, no Shares will be issued unless and until income, employment and other taxes which the Company determines must be withheld or collected with respect to such Shares have been withheld or collected. In addition and to the maximum extent permitted by law, the Company (or the employing Parent or Subsidiary) has the right to retain without notice from salary or other amounts payable to the Employee, cash having a sufficient value to satisfy any tax withholding obligations that the Company determines cannot be satisfied through the withholding of otherwise deliverable Shares. All income and other taxes related to the RSUs and any Shares delivered in payment thereof are the sole responsibility of the Employee.

      7. Rights as Stockholder. Neither the Employee nor any person claiming under or through the Employee will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Employee or Employee's broker.

      8. Code Section 409A. Notwithstanding anything in the Plan or this Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the RSUs is accelerated in connection with the Employee's termination as a Service Provider (provided that such termination is a "separation from service" within the meaning of Section 409A, as determined by the Company) and if (x) the Employee is a "specified employee" within the meaning of Section 409A at the time of such termination and (y) the payment of such accelerated RSUs will result in the imposition of additional tax under
Section 409A if paid to the Employee on or within the six (6) month period following the Employee's termination as a Service Provider, then the payment of such accelerated Awards will not be made until the date six (6) months and one
(1) day following the date of the Employee's termination as a Service Provider, unless the Employee dies following his or her termination as a Service Provider, in which case the RSUs will be paid in Shares to the Employee's estate as soon as practicable following his or her death. It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the RSUs provided under this Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply.

      9. No Effect on Employment. The Employee's employment with the Company and its Subsidiaries is on an at-will basis only. Accordingly, the terms of the Employee's employment with the Company and its Subsidiaries will be determined from time to time by the Company or the Subsidiary employing the Employee (as the case may be), and the Company or the Subsidiary will have the right, which is hereby expressly reserved, to terminate or change the terms of the employment of the Employee at any time for any reason whatsoever, with or without good cause or notice.

      10. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 4991 Corporate Drive, Huntsville, AL 35805, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.

      11. Changes in RSUs. In the event that as a result of a stock or extraordinary cash dividend, stock split, distribution, reclassification, recapitalization, combination of Shares or the adjustment in capital stock of the Company or otherwise, or as a result of a merger, consolidation, spin-off or other corporate transaction or event, the RSUs will be increased, reduced or otherwise affected, and by virtue of any such event the Employee will in his or her capacity as owner of unvested RSUs which have been awarded to him or her (the "Prior RSUs") be entitled to new or additional or different shares of stock, cash or other securities or property (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities or property will thereupon be considered to be unvested RSUs and will be subject to all of the conditions and restrictions that were applicable to the Prior RSUs pursuant to this Agreement and the Plan. If the Employee receives rights or warrants with respect to any Prior RSUs, such rights or warrants may be held or exercised by the Employee, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested RSUs and will be subject to all of the conditions and restrictions which were applicable to the Prior RSUs pursuant to the Plan and this Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants; provided, however, that the payment of such accelerated new or additional awards shall be made in accordance with the timing of payment rules under paragraph 3(c)(i). If the vesting of all or a portion of such new or additional award accelerates pursuant to Section 15(c) of the Plan in the event of a Change of Control that is not a "change in control" within the meaning of Section 409A, the timing of payment rules that apply to discretionary accelerations under paragraph 3(c)(i) shall also apply.

      12. Grant is Not Transferable. Except to the limited extent provided in paragraph 5, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

      13. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

      14. Restrictions on Sale of Securities. The Shares issued as payment for vested RSUs under this Agreement will be registered under U.S. federal securities laws and will be freely tradable upon receipt. However, the Employee's subsequent sale of the Shares may be subject to any market blackout-period that may be imposed by the Company and must comply with the Company's insider trading policies, and any other applicable securities laws.

      15. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Employee (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

      16. Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.

      17. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Employee, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

      18. Stock Ownership Guidelines. Employee understands and acknowledges that this Agreement and the right to receive Shares under this RSU Award is subject to the terms and conditions of the Avocent Corporation Restricted Stock, Performance Shares, and Stock Ownership General Guidelines as in effect from time to time and as construed by the Administrator.

      19. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation and construction of this Agreement.

      20. Agreement Severable. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect.

      21. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Employee expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the parties agree to work in good faith to revise this Agreement as necessary to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of RSUs.

      22. Amendment, Suspension or Termination of the Plan. By accepting this Award, the Employee expressly warrants that he or she has received an Award of RSUs under the Plan, and has received, read and understood a description of the Plan. The Employee understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

      23. Governing Law. This Agreement shall be governed by the laws of the State of Alabama, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of RSUs or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Alabama, and agree that such litigation shall be conducted in the courts of Madison County, Alabama, or the federal courts for the United States for the Northern District of Alabama, and no other courts, where this Award of RSUs is made and/or to be performed.

                               AVOCENT CORPORATION

                      2008 INDUCEMENT EQUITY INCENTIVE PLAN

                      NOTICE OF GRANT OF PERFORMANCE SHARES

      Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

      Name: _______________________

      You have been granted _________ Performance Shares. Each such Share is equivalent to one Share of Common Stock of the Company for purposes of determining the number of Shares subject to this award. None of the Performance Shares will be issued to you (nor will you have the rights of a stockholder with respect to the underlying shares) until the vesting conditions described below are satisfied. Additional terms of this grant are as follows:

      Date of Grant:  __________

Vesting Schedule: The Performance Share award to you specified above will be earned based on [INSERT VESTING SCHEDULE], provided you are employed as a Service Provider by the Company or a Parent or Subsidiary on each such date. [Notwithstanding the foregoing, [and even if the financial performance of the Company for ______ has not then been determined,] all Performance Shares awarded to you shall be deemed and treated as fully earned and the vesting of all such Performance Shares shall be deemed and treated as fully accelerated to the same extent [at the same deemed level of achievement] and on the same terms and conditions as provided in [any employment agreement entered into on or prior to the date of grant of this Award] [OR] [the employment agreement dated [______]] by and between you and the Company (or any of its Subsidiaries).] [OR [ADD OTHER VESTING ACCELERATION PROVISION]] [BRACKETED PROVISION TO BE INCLUDED FOR GRANTS WITH VESTING ACCELERATION AS APPROPRIATE.]

      You acknowledge and agree that this agreement and the vesting schedule set forth herein does not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere with your right or the Company's right to terminate your relationship as a Service Provider at any time, with or without cause.

      You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award.

      By your signature and the signature of the Company's representative below, you and the Company agree that this Notice of Grant, the form of Performance Share Agreement attached as Exhibit A hereto and the 2008 Inducement Equity Incentive Plan constitute your entire agreement with respect to this Award and may not be modified adversely to your interest except by means of a writing signed by the Company and you.

GRANTEE:                                  AVOCENT CORPORATION



-------------------------------           ------------------------------------
Signature                                 By

--------------------------------          ------------------------------------
Print Name                                Title

                                                                       EXHIBIT A
                                                                       ---------

                               AVOCENT CORPORATION

                      2008 INDUCEMENT EQUITY INCENTIVE PLAN

                           PERFORMANCE SHARE AGREEMENT

      1. Grant. The Company hereby grants to the Employee an award of Performance Shares, as set forth in the Notice of Grant of Performance Shares and subject to the terms and conditions in this Agreement and the Company's 2008 Inducement Equity Incentive Plan (the "Plan"). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Performance Share Agreement.

      2. Company's Obligation. Each Performance Share represents the right to receive a Share on the vesting date (or at such later time indicated in this Agreement). Unless and until the Performance Shares vest in the manner set forth in paragraph 3 or Section 15 of the Plan, the Employee will have no right to receive Shares under such Performance Share. Prior to actual distribution of Shares pursuant to any vested Performance Shares, such Performance Shares will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

      3. Vesting Schedule and Issuance of Shares.

            (a) Subject to paragraphs 4 and 11, and subject to Section 15 of the Plan, the Performance Shares awarded by this Agreement will vest as to the number of Shares, and on the dates shown, on the Notice of Grant (each a "Vesting Date"), [In addition, [and even if the financial performance of the Company for _______ has not then been determined,] the Performance Shares awarded under this Agreement will be deemed and treated as fully earned and the vesting of all such Performance Shares shall be deemed and treated as fully accelerated to the same extent [at the same deemed level of achievement] and on the same terms and conditions as provided in [any employment agreement entered into on or prior to the date of grant of this Award] [OR] [the employment agreement dated [________]] by and between Employee and the Company (or any of its Subsidiaries),] [OR [ADD OTHER VESTING ACCELERATION PROVISION]] but only if the Employee will have been continuously a Service Provider from the date the Performance Shares awarded by this Agreement were granted until the date such vesting occurs. If the Employee is not a Service Provider on such date(s), the Award shall terminate, as set forth in paragraph 4. [BRACKETED PROVISION TO BE INCLUDED FOR AWARDS WITH ACCELERATED VESTING AS APPROPRIATE.]

            (b) As soon as practical upon or following each Vesting Date (but, except as provided in this Agreement, in no event later than two and one-half (2 1/2) months following the end of the Company's taxable year in which the applicable Vesting Date occurs), one Share shall be issued for each Performance Share that vests on such Vesting Date, subject to the terms and provisions of the Plan and this Agreement.

            (c) (i) If the Administrator, in its discretion, accelerates the vesting of the balance, or some lesser portion of the balance, of the Award, the payment of such accelerated portion of the Award shall be made as soon as practicable after the new vesting date, but, except as provided in this Agreement, in no event later than two and one-half (2 1/2) months following the end of the Company's taxable year in which the applicable Vesting Date occurs; provided, however, if the Award is "deferred compensation" within the meaning of
Section 409A, the payment of such accelerated portion of the Award nevertheless shall be made at the same time or times as if such Award had vested in accordance with the vesting schedule set forth in paragraph 3(a), including any necessary application of paragraph 8 (whether or not the Employee remains employed by the Company or a Parent or Subsidiary of the Company as of such date(s)), unless an earlier payment date, in the judgment of the Administrator, would not cause the Employee to incur an additional tax under Section 409A, in which case, payment of such accelerated Award shall be made within two and one-half (2 1/2) months following the earliest permissible payment date that would not cause the Employee to incur an additional tax under Section 409A, subject to paragraph 8 with respect to specified employees. Notwithstanding the foregoing, any delay in payment pursuant to this paragraph 3(c) will cease upon the Employee's death and such payment will be made as soon as practicable after the date of Employee's death. For purposes of this Agreement, "Section 409A" means Section 409A of the Internal Revenue Code of 1986, as amended, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

                  (ii) If the vesting of all or a portion of this Award accelerates pursuant to Section 15(c) of the Plan in the event of a Change of Control that is not a "change in control" within the meaning of Section 409A, the timing of payment rules that apply to discretionary accelerations under paragraph 3(c)(i) shall also apply.

            (d) No fractional Shares shall be issued under this Agreement.

      4. Forfeiture upon Termination as Service Provider. Except as set forth in paragraph 3, if the Employee terminates service as a Service Provider for any or no reason prior to vesting, the unvested Performance Shares awarded by this Agreement will thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company and the Employee's right to acquire any Shares hereunder will immediately terminate.

      5. Payments after Death. Any distribution or delivery to be made to the Employee under this Agreement will, if the Employee is then deceased, be made to the administrator or executor of the Employee's estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

      6. Withholding of Taxes. The Company (or the employing Parent or Subsidiary) will withhold from the number of Shares otherwise issuable under this Award a number of Shares that have an aggregative market value sufficient to pay the minimum statutorily required federal, state and local tax withholding obligations, unless the Company, in its sole discretion, requires the Employee to make alternate arrangements satisfactory to the Company for such withholdings in advance of the arising of any withholding obligations. Shares will be valued at their Fair Market Value when the taxable event occurs. The number of Shares withheld pursuant to this paragraph 6 will be rounded up to the nearest whole Share, with no refund provided for any value of the Shares withheld in excess of the tax obligation as a result of such rounding, all pursuant to such procedures as the Administrator may specify from time to time.

      Notwithstanding any contrary provision of this Agreement, no Shares will be issued unless and until income, employment and other taxes which the Company determines must be withheld or collected with respect to such Shares have been withheld or collected. In addition and to the maximum extent permitted by law, the Company (or the employing Parent or Subsidiary) has the right to retain without notice from salary or other amounts payable to the Employee, cash having a sufficient value to satisfy any tax withholding obligations that the Company determines cannot be satisfied through the withholding of otherwise deliverable Shares. All income and other taxes related to the Performance Shares and any Shares delivered in payment thereof are the sole responsibility of the Employee.

      7. Rights as Stockholder. Neither the Employee nor any person claiming under or through the Employee will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Employee or Employee's broker.

      8. Code Section 409A. Notwithstanding anything in the Plan or this Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Performance Shares is accelerated in connection with the Employee's termination as a Service Provider (provided that such termination is a "separation from service" within the meaning of Section 409A, as determined by the Company) and if (x) the Employee is a "specified employee" within the meaning of Section 409A at the time of such termination and (y) the payment of such accelerated Performance Shares will result in the imposition of additional tax under Section 409A if paid to the Employee on or within the six (6) month period following the Employee's termination as a Service Provider, then the payment of such accelerated Awards will not be made until the date six (6) months and one (1) day following the date of the Employee's termination as a Service Provider, unless the Employee dies following his or her termination as a Service Provider, in which case the Performance Shares will be paid in Shares to the Employee's estate as soon as practicable following his or her death. It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the Performance Shares provided under this Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply.

      9. No Effect on Employment. The Employee's employment with the Company and its Subsidiaries is on an at-will basis only. Accordingly, the terms of the Employee's employment with the Company and its Subsidiaries will be determined from time to time by the Company or the Subsidiary employing the Employee (as the case may be), and the Company or the Subsidiary will have the right, which is hereby expressly reserved, to terminate or change the terms of the employment of the Employee at any time for any reason whatsoever, with or without good cause or notice.

      10. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 4991 Corporate Drive, Huntsville, AL 35805, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.

      11. Changes in Performance Shares. In the event that as a result of a stock or extraordinary cash dividend, stock split, distribution, reclassification, recapitalization, combination of Shares or the adjustment in capital stock of the Company or otherwise, or as a result of a merger, consolidation, spin-off or other corporate transaction or event, the Performance Shares will be increased, reduced or otherwise affected, and by virtue of any such event the Employee will in his or her capacity as owner of unvested Performance Shares which have been awarded to him or her (the "Prior Performance Shares") be entitled to new or additional or different shares of stock, cash or other securities or property (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities or property will thereupon be considered to be unvested Performance Shares and will be subject to all of the conditions and restrictions that were applicable to the Prior Performance Shares pursuant to this Agreement and the Plan. If the Employee receives rights or warrants with respect to any Prior Performance Shares, such rights or warrants may be held or exercised by the Employee, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Performance Shares and will be subject to all of the conditions and restrictions which were applicable to the Prior Performance Shares pursuant to the Plan and this Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants; provided, however, that the payment of such accelerated new or additional awards shall be made in accordance with the timing of payment rules under paragraph 3(c)(i). If the vesting of all or a portion of such new or additional award accelerates pursuant to Section 15(c) of the Plan in the event of a Change of Control that is not a "change in control" within the meaning of Section 409A, the timing of payment rules that apply to discretionary accelerations under paragraph 3(c)(i) shall also apply.

      12. Grant is Not Transferable. Except to the limited extent provided in paragraph 5, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

      13. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

      14. Restrictions on Sale of Securities. The Shares issued as payment for vested Performance Shares under this Agreement will be registered under U.S. federal securities laws and will be freely tradable upon receipt. However, the Employee's subsequent sale of the Shares may be subject to any market blackout-period that may be imposed by the Company and must comply with the Company's insider trading policies, and any other applicable securities laws.

      15. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Employee (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

      16. Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.

      17. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Performance Shares have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Employee, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

      18. Stock Ownership Guidelines. Employee understands and acknowledges that this Agreement and the right to receive Shares under this Performance Share Award is subject to the terms and conditions of the Avocent Corporation Restricted Stock, Performance Shares, and Stock Ownership General Guidelines as in effect from time to time and as construed by the Administrator.

      19. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation and construction of this Agreement.

      20. Agreement Severable. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect.

      21. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Employee expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the parties agree to work in good faith to revise this Agreement as necessary to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Performance Shares.

      22. Amendment, Suspension or Termination of the Plan. By accepting this Award, the Employee expressly warrants that he or she has received an Award of Performance Shares under the Plan, and has received, read and understood a description of the Plan. The Employee understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

      23. Governing Law. This Agreement shall be governed by the laws of the State of Alabama, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of RSUs or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Alabama, and agree that such litigation shall be conducted in the courts of Madison County, Alabama, or the federal courts for the United States for the Northern District of Alabama, and no other courts, where this Award of RSUs is made and/or to be performed.